                           (SABINE ROYALTY TRUST LOGO)








                                 TAX INFORMATION

                                      2003











         This booklet contains tax information relevant to ownership of Units of Sabine Royalty Trust and should be retained.

                              SABINE ROYALTY TRUST
                                FEBRUARY 2, 2004

TO UNIT HOLDERS:

     This booklet provides 2003 tax information which will allow you to determine your pro rata share of income and deductions attributable to your investment in Sabine Royalty Trust (the "Trust"). Each Unit holder is encouraged to read the entire booklet very carefully.

     The material included in this booklet enables you to compute the information to be included in your Federal and state income tax returns. This booklet is the only information source for Unit holders to determine their share of the items of income and expense of the Trust for the entire 2003 calendar year. The Trust does not file nor does it furnish a Form 1099 to Unit holders (except where Federal backup withholding is required). Unit holders should retain this booklet as part of their tax records.

     The material herein is not intended and should not be construed as professional tax or legal advice. Each Unit holder should consult the Unit holder's own tax advisor regarding all tax compliance matters relating to the Units.

     THIS YEAR'S TAX BOOKLET CONTAINS ADDITIONAL SCHEDULES DESIGNED TO ASSIST YOU OR YOUR TAX ADVISOR IN CALCULATING THE INFORMATION TO BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURNS. THOSE SCHEDULES ARE INCLUDED ON PAGES 20 THROUGH 21. WE HAVE ALSO CONSOLIDATED SOME OF THE HISTORICAL DEPLETION INFORMATION THAT IS NO LONGER APPLICABLE.


Very truly yours,



Sabine Royalty Trust,
By Bank of America, N.A., Trustee
1-800-365-6541

                              SABINE ROYALTY TRUST

                               TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                                  ----
2003 TAX INFORMATION
o Reading the Income and Expense Schedules ......................................................................   1
o Identifying Which Income and Expense Schedules to Use .........................................................   1
o Applying the Data From the Income and Expense Schedules .......................................................   1
o Computing Depletion ...........................................................................................   1
o Sale or Exchange of Units .....................................................................................   2
o Classification of Investment ..................................................................................   2
o Nonresident Foreign Unit Holders ..............................................................................   3
o Backup Withholding ............................................................................................   3
o State Income Tax ..............................................................................................   3
o Table of 2003 Monthly Record Dates and Cash Distributions Per Unit ............................................   4
o Tax Computation Worksheet .....................................................................................   5
o Supplement to Tax Computation Worksheet .......................................................................   6
o Tax Information Schedules .....................................................................................   7
  o o Form 1041, Grantor Trust for Calendar Year 2003 ...........................................................   7
  o o Form 1041, Grantor Trust for January 2003 .................................................................   8
  o o Form 1041, Grantor Trust for February 2003 ................................................................   9
  o o Form 1041, Grantor Trust for March 2003 ...................................................................  10
  o o Form 1041, Grantor Trust for April 2003 ...................................................................  11
  o o Form 1041, Grantor Trust for May 2003 .....................................................................  12
  o o Form 1041, Grantor Trust for June 2003 ....................................................................  13
  o o Form 1041, Grantor Trust for July 2003 ....................................................................  14
  o o Form 1041, Grantor Trust for August 2003 ..................................................................  15
  o o Form 1041, Grantor Trust for September 2003 ...............................................................  16
  o o Form 1041, Grantor Trust for October 2003 .................................................................  17
  o o Form 1041, Grantor Trust for November 2003 ................................................................  18
  o o Form 1041, Grantor Trust for December 2003 ................................................................  19
  o o Supplemental Tax Table I--Gross Royalty Income ............................................................  20
  o o Supplemental Tax Table II--Severance Tax ..................................................................  20
  o o Supplemental Tax Table III--Interest Income ...............................................................  21
  o o Supplemental Tax Table IV--Trust Administrative Expense ...................................................  21
  o o Depletion Schedule I ......................................................................................  22
  o o Depletion Schedule II .....................................................................................  23
  o o Depletion Schedule III ....................................................................................  23
o Sample Tax Forms for Individual Unit Holders ..................................................................  24
o Comprehensive Example .........................................................................................  28
o Sabine Royalty Trust Historical Tax Worksheet .................................................................  31
DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE OWNERSHIP OF UNITS IN SABINE ROYALTY TRUST
o Tax Background Information .................................................................................... A-1
  o o Effect of Escrow Arrangement .............................................................................. A-1
o Depletion ..................................................................................................... A-2
  o o Cost Depletion ............................................................................................ A-2
  o o Percentage Depletion ...................................................................................... A-2
o Nonresident Foreign Unit Holders .............................................................................. A-3
o Sale or Exchange of Units ..................................................................................... A-4
o Backup Withholding ............................................................................................ A-4
o Substantial Understatement Penalty ............................................................................ A-4
o State Income Tax .............................................................................................. A-5



(SRT 2003 TAX)

                              SABINE ROYALTY TRUST

                              2003 TAX INFORMATION

READING THE INCOME AND EXPENSE SCHEDULES

     The accompanying income and expense schedules reflect tax information attributable to Sabine Royalty Trust (the "Trust") for 2003. This information has been assembled on a per Unit basis and is expressed in decimal fractions of one dollar. A cumulative schedule for the twelve months ended December 31, 2003, and separate noncumulative schedules for the months of January through December 2003 are enclosed. Separate depletion schedules are enclosed which provide the necessary information for Unit holders to compute cost depletion with respect to their interests in the Trust.

IDENTIFYING WHICH INCOME AND EXPENSE SCHEDULES TO USE

     Pursuant to the terms of the Trust agreement and the escrow agreement, the Trust receives income and incurs expenses only on Monthly Record Dates. Furthermore, only Unit holders of record on Monthly Record Dates are entitled to cash distributions. On the basis of these agreements, both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on Monthly Record Dates. Therefore, if you were not the Unit holder of record on a specified Monthly Record Date, you should not use the tax information for the month in which that Monthly Record Date falls. A table of Monthly Record Dates and cash distributions per Unit is included on page 4.

     The appropriate schedules to be used by a Unit holder will depend upon (i) the date the Unit holder became a holder of record of the Units, (ii) if applicable, the date the Unit holder ceased to be the holder of record of the Units, and (iii) the tax year-end of the Unit holder. For instance, a Unit holder reporting on the calendar year basis who acquired Units and became a Unit holder of record on June 16, 2003 and who still owned only those Units on December 15, 2003 must use each of the separate monthly schedules for June through December 2003 (located on pages 8-19), and Depletion Schedule III (located on page 23) for such Units. However, Unit holders reporting on a calendar year basis who became Unit holders of record prior to January 15, 2003 and who continued to own only those Units on December 15, 2003, must use only the cumulative schedule for calendar year 2003 (located on page 7) and either Depletion Schedule I or II (located on pages 22-23), as appropriate.

APPLYING THE DATA FROM THE INCOME AND EXPENSE SCHEDULES

     The tax data, other than depletion, specifically applicable to a Unit holder may be determined by multiplying the appropriate decimal fractions times the number of Units owned. Unit holders who must use the separate monthly income and expense schedules should combine the individual income and expense factors from the monthly schedules for each month during which the Units were owned on a Monthly Record Date. For a worksheet approach to computing these decimal fractions, see the Supplement to Tax Computation Worksheet on page 6.

COMPUTING DEPLETION

     Depletion schedules are included which provide information for Unit holders to compute cost depletion deductions with respect to their interests in the Trust. To compute depletion for any taxable period, Unit holders should multiply the depletion factor indicated on the relevant schedule times their original tax basis in the respective Unit(s) as reduced by the cost depletion that was allowable as a deduction (whether or not deducted) in prior calendar years during which they owned the Units. A factor for percentage depletion is not included, as cost depletion exceeded the percentage depletion calculated.

(SRT 2003 TAX)

     As discussed at page A-2 in the back portion of this booklet, the composite depletion factors are determined on the basis of a weighted average ratio of current production from each Trust property to the estimated future production from such property. This method of weighting the depletion factors permits the presentation of a single depletion factor for all Unit holders acquiring Units during a period in which there is no substantial change in the relative fair market values of the Trust properties. Primarily as a result of the decline in oil prices which occurred during 1986, there was a change in the relative fair market values of the Trust properties. Accordingly, two mutually exclusive depletion computations are included herein reflecting the composite depletion factors required to compute depletion for Units acquired in 1986.

     The proper depletion schedule to use in computing 2003 depletion depends on the date when the Units were acquired, as described below. Therefore, Unit holders are encouraged to maintain records indicating the date of acquisition and the acquisition price for each Unit or lot of Units acquired.

     Unit holders who acquired Units before 2002 use Depletion Schedule I (located on page 22). The Federal depletion factors in Depletion Schedule I are presented on a cumulative basis for 2003. Depletion Schedule I contains no state-specific depletion factors. If you use Depletion Schedule I and need depletion factors for individual states, please contact the Sabine Royalty Trust.

     Unit holders who acquire Units in 2002 use Depletion Schedule II (located on page 23). The Federal depletion factors in Depletion Schedule II are presented on a cumulative basis for 2003. Depletion Schedule II contains state-specific depletion factors, which are presented on a cumulative basis for 2003. The amount of depletion attributable to a specific state is determined by multiplying the depletion factor for the particular state times the adjusted basis of your Units.

     Unit holders who acquired Units in 2003 use Depletion Schedule III (located on page 23). The Federal depletion factors in Depletion Schedule III are presented on a cumulative basis for 2003. Depletion Schedule III contains state-specific depletion factors, which are presented on a noncumulative basis for 2003. You may calculate state depletion by either (a) calculating the amount of state depletion for each month and adding together the monthly depletion amounts or (b) adding together the applicable monthly depletion factors for the relevant state to create a composite depletion factor for such state and multiplying that factor by the adjusted basis of your Units. Both methods should produce the same result.



SALE OR EXCHANGE OF UNITS

     A discussion concerning the tax consequences associated with the sale or exchange of Units is presented on page A-4 in the back portion of this booklet.



CLASSIFICATION OF INVESTMENT

     Tax reform measures enacted in 1986 and 1987 require items of income and expense to be categorized as "passive," "active" or "portfolio" in nature. An explanation of the application of these rules to the items of income and expense reported by the Trust are contained on page A-1 in the back portion of this booklet.

(SRT 2003 TAX)
                                        2

NONRESIDENT FOREIGN UNIT HOLDERS

     Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)") are subject to special tax rules with respect to their investments in the Trust. These rules are outlined beginning on page A-3 in the back portion of this booklet.


BACKUP WITHHOLDING

     Unit holders, other than Foreign Taxpayers, who have had amounts withheld in 2003 pursuant to the Federal backup withholding provisions should have received a Form 1099-MISC from the Trust. The Form 1099-MISC reflects the total Federal income tax withheld from distributions. Unlike other Forms 1099 that you may receive, the amount reported on the Form 1099-MISC received from the Trust should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules included herein. The Federal income tax withheld, as reported on the Form 1099-MISC, should be considered as a credit by the Unit holder in computing any Federal income tax liability. Individual Unit holders should include the amount of backup withholding in the Payment section of the Unit holder's 2003 Form 1040. For a further discussion of backup withholding, see page A-4 in the back portion of this booklet. For amounts withheld from Foreign Taxpayers, see page A-3 in the back portion of this booklet.


STATE INCOME TAX

     Since the Trust holds royalty interests and receives income that is attributable to various states, Unit holders may be obligated to file a return and may have a tax liability in states in addition to their state of residence. The accompanying schedules have been prepared in such a manner that income and deductions attributable to the various states may be determined by each Unit holder. State income tax matters are more fully discussed on pages A-5 to A-6 in the back portion of this booklet.




(SRT 2003 TAX)

TABLE OF 2003 MONTHLY RECORD DATES AND CASH DISTRIBUTIONS PER UNIT

     Unit holders, as reflected in the transfer books of the Trust on a Monthly Record Date, received the following per Unit cash distributions for 2003. The per Unit cash distributions reflected below have not been reduced by any taxes that may have been withheld from distributions to Foreign Taxpayers or from distributions to Unit holders subject to the Federal backup withholding rules. The distribution checks were dated and mailed on the corresponding Date Payable.


                                                                            DISTRIBUTION
MONTHLY RECORD DATE                   DATE PAYABLE                            PER UNIT
-------------------                   ------------                          ------------

January 15, 2003                      January 29, 2003                        0.17308
February 18, 2003                     February 28, 2003                       0.16437
March 17, 2003                        March 31, 2003                          0.11754
April 15, 2003                        April 29, 2003                          0.24613
May 15, 2003                          May 29, 2003                            0.26979
June 16, 2003                         June 30, 2003                           0.29147
July 15, 2003                         July 29, 2003                           0.20257
August 15, 2003                       August 29, 2003                         0.27487
September 15, 2003                    September 29, 2003                      0.21924
October 15, 2003                      October 29, 2003                        0.18215
November 17, 2003                     November 28, 2003                       0.23582
December 15, 2003                     December 29, 2003                       0.14553


(SRT 2003 TAX)

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2003

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                   A                    B                 C
                                                 INCOME/EXPENSE
                                                   PER UNIT
                               NUMBER OF        FROM APPROPRIATE
                              UNITS OWNED          SCHEDULE(S)                      WHERE TO REFLECT ON
ITEM                           (NOTE 1)             (NOTE 2)            TOTALS    2003 FORM 1040 (NOTE 3)
----                          -----------       ----------------        ------    -----------------------

Gross Royalty Income.....                   x                       =             Line 4, Part I, Schedule E
                              -----------       ----------------        ------
Severance Tax............                   x                       =             Line 16, Part I, Schedule E
                              -----------       ----------------        ------
Interest Income..........                   x                       =             Line 1, Part I, Schedule B
                              -----------       ----------------        ------
Administrative Expense...                   x                       =             Line 18, Part I, Schedule E
                              -----------       ----------------        ------

                                     PART II

                             COST DEPLETION (NOTE 4)

                     COST DEPLETION
                   ALLOWABLE IN PRIOR    ADJUSTED BASIS FOR        APPROPRIATE 2003
                     CALENDAR YEARS        COST DEPLETION       COST DEPLETION FACTOR
ORIGINAL BASIS          (NOTE 5)              PURPOSES                (NOTE 4)            2003 COST DEPLETION*
--------------     ------------------    ------------------     ---------------------     --------------------

                -                     =                      x                         =
--------------     ------------------    ------------------     ---------------------     --------------------

*    Reflect cost depletion on 2003 Form 1040, line 20, Part 1, Schedule E (Note
     3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                 WHERE TO REFLECT ON
NET SALES       ADJUSTED BASIS        GAIN          2003 FORM 1040
  PRICE           (NOTE 6)           (LOSS)            (NOTE 3)
---------       --------------       ------      -------------------
                                                     Form 4797,
                                                Part III, Lines 19-24
            -                   =                  and Schedule D
---------       --------------       ------

NOTES
-----

(1) In order to correctly calculate total income and expense to be reported on your 2003 Federal and, if applicable, state income tax returns as different factors apply depending on when Units were acquired, it is recommended that you reproduce and complete a separate Tax Computation Worksheet for each block of Units acquired at different times. If more than one Tax Computation Worksheet is required, then the separate amounts from each Tax Computation Worksheet should be added together and those aggregate numbers reported on your 2003 income tax returns.

(2) If you did not become a Unit holder of record of any Unit(s) or did not cease to be a Unit holder of record of any Unit(s) during the period from January 15, 2003 through December 15, 2003, then the amounts reflected on the cumulative schedule for 2003 (located on page 7) should be used to complete Part I. If any Units were held of record for only part of the period defined above, the Supplement to Tax Computation Worksheet on page 6 should be used to derive the income and expense factors to be inserted in column B.

(3) The Trustee believes that individual Unit holders owning the Units as an investment should report the amounts determined in this manner. See Sample Tax Forms on pages 24-27. The U.S. Corporation Income Tax Return (Form
     1120) does not require that royalty income and related expenses be separately identified on any specific schedules. See "Sale or Exchange of Units" on page A-4 for a discussion of the tax consequences resulting from the sale of a Unit.

(4) The appropriate depletion schedule(s) to be utilized depends on when the Units were acquired. See "Computing Depletion" on pages 1 and 2 to determine the proper schedule(s) to be used.

(5) Cost depletion allowable in prior calendar years cannot be computed from the schedules contained in this booklet. Depletion schedules contained in Sabine Royalty Trust Tax Information Booklet(s) from prior years should be used to determine the appropriate cost depletion amount(s) allowable in prior calendar years.

(6) The adjusted basis is equal to the cost or other basis of the Unit(s) less the cost depletion allowable from the date of acquisition through the date of sale (whether or not deducted).

(SRT 2003 TAX)

                              SABINE ROYALTY TRUST
                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET
                                      2003
                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

      This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 15, 2003 through December 15, 2003. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I (located on page 5), under the heading entitled "Income/Expense Per Unit from Appropriate Schedule(s)." In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the supplemental schedules (pages 20-21) for each month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates).


                                     MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                   CALCULATED
                     ------------------------------------------------------------------------------------------------    FACTOR
                     JANUARY  FEBRUARY  MARCH  APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER   PER UNIT*
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Gross Royalty
   Income .........
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   ---------
Severance
   Tax ............
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   ---------
Interest
   Income .........
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   ---------
Administrative
   Expense ........
                     -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   ---------


 * This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.



(SRT 2003 TAX)

                                                                 CUMULATIVE 2003

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $   0.028347    $    .001804    $   0.026543    $          *    $   0.001835
Louisiana ......        0.142856         .007304        0.135552               *        0.008469
Mississippi ....        0.139268         .010418        0.128850               *        0.009018
New Mexico .....        0.233838         .025271        0.208567               *        0.015649
Oklahoma .......        0.534687         .064819        0.469868               *        0.033632
Texas ..........        1.851082         .104628        1.746454        0.003272        0.127938
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $   2.930078    $    .214244    $   2.715834    $   0.003272    $   0.196541
                    ============    ============    ============    ============    ============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------

1. Total Net Royalty Payments .....    $   2.715834
2. Interest Income ................        0.003272
3. Administrative Expense .........       (0.196541)
                                       ------------
4. Cash Distribution Per Unit ** ..    $   2.522565
                                       ============


----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.


(SRT 2003 TAX)

                                                                FOR JANUARY 2003



                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST


                  Federal and State Income Tax Information See
                              Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT


                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------    ------------

Florida ........    $    .002318    $    .000157    $    .002161    $          *    $    .000299
Louisiana ......         .001311         .000429         .000882               *         .000169
Mississippi ....         .006500         .000531         .005969               *         .000837
New Mexico .....         .017227         .002123         .015104               *         .002219
Oklahoma .......         .012963         .001855         .011108               *         .001669
Texas ..........         .177056         .011441         .165615         .000237         .022802
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .217375    $    .016536    $    .200839    $    .000237    $    .027995
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------

1. Total Net Royalty Payments ......   $    .200839
2. Interest Income* ................        .000237
3. Administrative Expense ..........       (.027995)
                                       ------------
4. Cash Distribution Per Unit ** ...   $    .173081
                                       ============



* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.






(SRT 2003 TAX)

                                                               FOR FEBRUARY 2003



                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .001946    $    .000130    $    .001816    $          *    $    .000145
Louisiana ......         .006856         .000307         .006549               *         .000513
Mississippi ....         .008208         .000472         .007736               *         .000614
New Mexico .....         .018966         .002025         .016941               *         .001418
Oklahoma .......         .028205         .003198         .025007               *         .002109
Texas ..........         .127308         .006942         .120366         .000271         .009518
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .191489    $    .013074    $    .178415    $    .000271    $    .014317
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------


1. Total Net Royalty Payments .....    $    .178415
2. Interest Income* ...............         .000271
3. Administrative Expense .........        (.014317)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .164369
                                       ============



* Revenue attributable to these states was invested earned interest income. Since the and investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.






(SRT 2003 TAX)

                                                                  FOR MARCH 2003


                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .002011    $    .000122     $    .001889    $          *    $    .000147
Louisiana ......         .005038         .000314          .004724               *         .000368
Mississippi ....         .008433         .000757          .007676               *         .000616
New Mexico .....         .014576         .001446          .013130               *         .001065
Oklahoma .......         .019884         .001541          .018343               *         .001453
Texas ..........         .076739        (.004114)         .080853         .000182         .005607
                    ------------    ------------     ------------    ------------    ------------
        TOTAL ..    $    .126681    $    .000066     $    .126615    $    .000182    $    .009256
                    ============    ============     ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------


1. Total Net Royalty Payments .....    $    .126615
2. Interest Income* ...............         .000182
3. Administrative Expense .........        (.009256)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .117541
                                       ============


* Revenue attributable to these states was invested and earned interest income. Since the earned interest investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.









(SRT 2003 TAX)

                                                                  FOR APRIL 2003


                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .003165    $    .000212    $    .002953    $          *    $    .000142
Louisiana ......         .012641         .000568         .012073               *         .000567
Mississippi ....         .015389         .000908         .014481               *         .000690
New Mexico .....         .024516         .001902         .022614               *         .001099
Oklahoma .......         .043805         .004654         .039151               *         .001964
Texas ..........         .174294         .007510         .166784         .000348         .007813
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .273810    $    .015754    $    .258056    $    .000348    $    .012275
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------

1. Total Net Royalty Payments .....    $    .258056
2. Interest Income*  ..............         .000348
5. Administrative Expense .........        (.012275)
                                       ------------
6. Cash Distribution Per Unit** ...    $    .246129
                                       ============


* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.









(SRT 2003 TAX)

                                                                    FOR MAY 2003

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT


                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .003096    $    .000162    $    .002934    $          *    $    .000127
Louisiana ......         .017698         .000778         .016920               *         .000729
Mississippi ....         .010537         .001005         .009532               *         .000434
New Mexico .....         .020796         .002309         .018487               *         .000856
Oklahoma .......         .060679         .008289         .052390               *         .002498
Texas ..........         .196089         .014192         .181897         .000349         .008074
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .308895    $    .026735    $    .282160    $    .000349    $    .012718
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT


          ITEM                           AMOUNT
          ----                         ------------


1. Total Net Royalty Payments .....    $    .282160
2. Interest Income ................         .000349
3. Administrative Expense .........        (.012718)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .269791
                                       ============



* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.











(SRT 2003 TAX)

                                                                   FOR JUNE 2003

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .003204    $    .000218    $    .002986    $          *    $    .000104
Louisiana ......         .021065         .000632         .020433               *         .000686
Mississippi ....         .013954         .000847         .013107               *         .000454
New Mexico .....         .030874         .002976         .027898               *         .001005
Oklahoma .......         .062476         .006930         .055546               *         .002034
Texas ..........         .192358         .010697         .181661         .000387         .006264
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .323931    $    .022300    $    .301631    $    .000387    $    .010547
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT


          ITEM                           AMOUNT
          ----                         ------------

1. Total Net Royalty Payments .....    $    .301631
2. Interest Income ................         .000387
3. Administrative Expense .........        (.010547)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .291471
                                       ============


* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.










(SRT 2003 TAX)

                                                                   FOR JULY 2003



                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .001839    $    .000120    $    .001719    $          *    $    .000087
Louisiana ......         .012272         .000491         .011781               *         .000579
Mississippi ....         .016216         .001355         .014861               *         .000765
New Mexico .....         .014299         .001310         .012989               *         .000675
Oklahoma .......         .049971         .005638         .044333               *         .002359
Texas ..........         .135421         .007993         .127428         .000316         .006392
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .230018    $    .016907    $    .213111    $    .000316    $    .010857
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------

1. Total Net Royalty Payments .....    $    .213111
2. Interest Income ................         .000316
3. Administrative Expense .........        (.010857)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .202570
                                       ============


* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.










(SRT 2003 TAX)

                                                                 FOR AUGUST 2003


                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .001902    $    .000141    $    .001761    $          *    $    .000049
Louisiana ......         .019613         .000950         .018663               *         .000509
Mississippi ....         .010214         .000892         .009322               *         .000265
New Mexico .....         .020119         .002120         .017999               *         .000522
Oklahoma .......         .061341         .008075         .053266               *         .001591
Texas ..........         .192290         .010769         .181521         .000261         .004987
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .305479    $    .022947    $    .282532    $    .000261    $    .007923
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------


1. Total Net Royalty Payments .....    $    .282532
2. Interest Income ................         .000261
3. Administrative Expense .........        (.007923)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .274870
                                       ------------


* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.










(SRT 2003 TAX)

                                                              FOR SEPTEMBER 2003

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .002910    $    .000154    $    .002756    $          *    $    .000115
Louisiana ......         .015171         .000479         .014692               *         .000597
Mississippi ....         .014662         .001501         .013161               *         .000577
New Mexico .....         .017559         .001468         .016091               *         .000691
Oklahoma .......         .055790         .006534         .049256               *         .002196
Texas ..........         .140330         .007612         .132718         .000265         .005522
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .246422    $    .017748    $    .228674    $    .000265    $    .009698
                    ============    ============    ============    ============    ============



                                   SECTION II
                 RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------


1. Total Net Royalty Payments .....    $    .228674
2. Interest Income ................         .000265
3. Administrative Expense .........        (.009698)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .219241
                                       ============


* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.










(SRT 2003 TAX)

                                                                FOR OCTOBER 2003

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .000933    $    .000067    $    .000866    $          *    $    .000166
Louisiana ......         .012361         .000782         .011579               *         .002204
Mississippi ....         .010467         .000614         .009853               *         .001866
New Mexico .....         .017942         .002225         .015717               *         .003198
Oklahoma .......         .048758         .006079         .042679               *         .008692
Texas ..........         .158040         .012533         .145507         .000248         .028173
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .248501    $    .022300    $    .226201    $    .000248    $    .044299
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------


1. Total Net Royalty Payments .....    $    .226201
2. Interest Income ................         .000248
3. Administrative Expense .........        (.044299)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .182150
                                       ============


* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.










(SRT 2003 TAX)

                                                               FOR NOVEMBER 2003


                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .004411    $    .000275    $    .004136    $          *    $    .000421
Louisiana ......         .012801         .001152         .011649               *         .001222
Mississippi ....         .013636         .000920         .012716               *         .001302
New Mexico .....         .021776         .002780         .018996               *         .002079
Oklahoma .......         .052028         .006938         .045090               *         .004967
Texas ..........         .182967         .012519         .170448         .000246         .017469
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .287619    $    .024584    $    .263035    $    .000246    $    .027460
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                           AMOUNT
          ----                         ------------


1. Total Net Royalty Payments .....    $    .263035
2. Interest Income ................         .000246
3. Administrative Expense .........        (.027460)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .235821
                                       ============


* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.










(SRT 2003 TAX)

                                                               FOR DECEMBER 2003

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                    --------------------------------------------    -----------------------------
                        GROSS        SEVERANCE      NET ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                 INCOME           TAX           PAYMENTS         INCOME          EXPENSE
----------------    ------------    ------------    ------------    ------------   --------------

Florida ........    $    .000612    $    .000046    $    .000566    $          *    $    .000033
Louisiana ......         .006029         .000422         .005607               *         .000326
Mississippi ....         .011052         .000616         .010436               *         .000598
New Mexico .....         .015188         .002587         .012601               *         .000822
Oklahoma .......         .038787         .005088         .033699               *         .002100
Texas ..........         .098190         .006534         .091656         .000162         .005317
                    ------------    ------------    ------------    ------------    ------------
        TOTAL ..    $    .169858    $    .015293    $    .154565    $    .000162    $    .009196
                    ============    ============    ============    ============    ============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                            AMOUNT
          ----                         ------------


1. Total Net Royalty Payments .....    $    .154565
2. Interest Income ................         .000162
3. Administrative Expense .........        (.009196)
                                       ------------
4. Cash Distribution Per Unit** ...    $    .145531
                                       ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is properly sourced to Texas and, therefore, included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions and remitted directly to the United States Treasury.










(SRT 2003 TAX)

                          SABINE ROYALTY TRUST FEDERAL

TABLE I: 2003 GROSS ROYALTY INCOME (CUMULATIVE $ PER UNIT)

ACQUISITION                                       AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS
MONTH:                                       ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
-----------   ----------------------------------------------------------------------------------------------------------------------
                                                                       2003
              ----------------------------------------------------------------------------------------------------------------------
              JANUARY   FEBRUARY   MARCH     APRIL      MAY      JUNE       JULY     AUGUST  SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
              --------  --------  --------  --------  --------  --------  --------  -------- ---------  --------  --------  --------
January ....  0.217375  0.408864  0.535545  0.809355  1.118250  1.442181  1.672199  1.977678  2.224100  2.472601  2.760220  2.930078
February ...        --  0.191489  0.318170  0.591980  0.900875  1.224806  1.454824  1.760303  2.006725  2.255226  2.542845  2.712703
March ......        --        --  0.126681  0.400491  0.709386  1.033317  1.263335  1.568814  1.815236  2.063737  2.351356  2.521214
April ......        --        --        --  0.273810  0.582705  0.906636  1.136654  1.442133  1.688555  1.937056  2.224675  2.394533
May ........        --        --        --        --  0.308895  0.632826  0.862844  1.168323  1.414745  1.663246  1.950865  2.120723
June .......        --        --        --        --        --  0.323931  0.553949  0.859428  1.105850  1.354351  1.641970  1.811828
July .......        --        --        --        --        --        --  0.230018  0.535497  0.781919  1.030420  1.318039  1.487897
August .....        --        --        --        --        --        --        --  0.305479  0.551901  0.800402  1.088021  1.257879
September ..        --        --        --        --        --        --        --        --  0.246422  0.494923  0.782542  0.952400
October ....        --        --        --        --        --        --        --        --        --  0.248501  0.536120  0.705978
November ...        --        --        --        --        --        --        --        --        --        --  0.287619  0.457477
December ...        --        --        --        --        --        --        --        --        --        --        --  0.169858



TABLE II: 2003 SEVERANCE TAX (CUMULATIVE $ PER UNIT)

ACQUISITION                                      AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS
MONTH:                                      ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
-----------   ----------------------------------------------------------------------------------------------------------------------
                                                                       2003
              ----------------------------------------------------------------------------------------------------------------------
              JANUARY   FEBRUARY   MARCH     APRIL      MAY      JUNE       JULY     AUGUST  SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
              --------  --------  --------  --------  --------  --------  --------  -------- ---------  --------  --------  --------
January ....  0.016536  0.029610  0.029676  0.045430  0.072165  0.094465  0.111372  0.134319  0.152067  0.174367  0.198951  0.214244
February ...        --  0.013074  0.013140  0.028894  0.055629  0.077929  0.094836  0.117783  0.135531  0.157831  0.182415  0.197708
March ......        --        --  0.000066  0.015820  0.042555  0.064855  0.081762  0.104709  0.122457  0.144757  0.169341  0.184634
April ......        --        --        --  0.015754  0.042489  0.064789  0.081696  0.104643  0.122391  0.144691  0.169275  0.184568
May ........        --        --        --        --  0.026735  0.049035  0.065942  0.088889  0.106637  0.128937  0.153521  0.168814
June .......        --        --        --        --        --  0.022300  0.039207  0.062154  0.079902  0.102202  0.126786  0.142079
July .......        --        --        --        --        --        --  0.016907  0.039854  0.057602  0.079902  0.104486  0.119779
August .....        --        --        --        --        --        --        --  0.022947  0.040695  0.062995  0.087579  0.102872
September ..        --        --        --        --        --        --        --        --  0.017748  0.040048  0.064632  0.079925
October ....        --        --        --        --        --        --        --        --        --  0.022300  0.046884  0.062177
November ...        --        --        --        --        --        --        --        --        --        --  0.024584  0.039877
December ...        --        --        --        --        --        --        --        --        --        --        --  0.015293


(SRT 2003 TAX)

                          SABINE ROYALTY TRUST FEDERAL

TABLE III: 2003 INTEREST INCOME (CUMULATIVE $ PER UNIT)

ACQUISITION                                   AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS
MONTH:                                    ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
-----------   ----------------------------------------------------------------------------------------------------------------------
                                                                      2003
              ----------------------------------------------------------------------------------------------------------------------
              JANUARY   FEBRUARY   MARCH     APRIL      MAY      JUNE       JULY     AUGUST  SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
              --------  --------  --------  --------  --------  --------  --------  -------- ---------  --------  --------  --------
January ....  0.000237  0.000508  0.000690  0.001038  0.001387  0.001774  0.002090  0.002351  0.002616  0.002864  0.003110  0.003272
February ...        --  0.000271  0.000453  0.000801  0.001150  0.001537  0.001853  0.002114  0.002379  0.002627  0.002873  0.003035
March ......        --        --  0.000182  0.000530  0.000879  0.001266  0.001582  0.001843  0.002108  0.002356  0.002602  0.002764
April ......        --        --        --  0.000348  0.000697  0.001084  0.001400  0.001661  0.001926  0.002174  0.002420  0.002582
May ........        --        --        --        --  0.000349  0.000736  0.001052  0.001313  0.001578  0.001826  0.002072  0.002234
June .......        --        --        --        --        --  0.000387  0.000703  0.000964  0.001229  0.001477  0.001723  0.001885
July .......        --        --        --        --        --        --  0.000316  0.000577  0.000842  0.001090  0.001336  0.001498
August .....        --        --        --        --        --        --        --  0.000261  0.000526  0.000774  0.001020  0.001182
September ..        --        --        --        --        --        --        --        --  0.000265  0.000513  0.000759  0.000921
October ....        --        --        --        --        --        --        --        --        --  0.000248  0.000494  0.000656
November ...        --        --        --        --        --        --        --        --        --        --  0.000246  0.000408
December ...        --        --        --        --        --        --        --        --        --        --        --  0.000162



TABLE IV: 2003 TRUST ADMINISTRATIVE EXPENSE (CUMULATIVE $ PER UNIT)

ACQUISITION                                     AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS
MONTH:                                     ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
-----------   ----------------------------------------------------------------------------------------------------------------------
                                                                      2003
              ----------------------------------------------------------------------------------------------------------------------
              JANUARY   FEBRUARY   MARCH     APRIL      MAY      JUNE       JULY     AUGUST  SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
              --------  --------  --------  --------  --------  --------  --------  -------- ---------  --------  --------  --------
January ....  0.027995  0.042312  0.051568  0.063843  0.076561  0.087108  0.097965  0.105888  0.115586  0.159885  0.187345  0.196541
February ...        --  0.014317  0.023573  0.035848  0.048566  0.059113  0.069970  0.077893  0.087591  0.131890  0.159350  0.168546
March ......        --        --  0.009256  0.021531  0.034249  0.044796  0.055653  0.063576  0.073274  0.117573  0.145033  0.154229
April ......        --        --        --  0.012275  0.024993  0.035540  0.046397  0.054320  0.064018  0.108317  0.135777  0.144973
May ........        --        --        --        --  0.012718  0.023265  0.034122  0.042045  0.051743  0.096042  0.123502  0.132698
June .......        --        --        --        --        --  0.010547  0.021404  0.029327  0.039025  0.083324  0.110784  0.119980
July .......        --        --        --        --        --        --  0.010857  0.018780  0.028478  0.072777  0.100237  0.109433
August .....        --        --        --        --        --        --        --  0.007923  0.017621  0.061920  0.089380  0.098576
September ..        --        --        --        --        --        --        --        --  0.009698  0.053997  0.081457  0.090653
October ....        --        --        --        --        --        --        --        --        --  0.044299  0.071759  0.080955
November ...        --        --        --        --        --        --        --        --        --        --  0.027460  0.036656
December ...        --        --        --        --        --        --        --        --        --        --        --  0.009196









(SRT 2003 TAX)

                              SABINE ROYALTY TRUST

                              DEPLETION SCHEDULE I


     The cumulative Federal depletion factors reflected in Depletion Schedule I should be used to compute 2003 Federal depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in the year stated. The applicable number to use is the number related to the last month in which Units were owned in 2003. This Schedule should not be used to compute depletion for any other Units owned. For depletion factors relating to the individual states, please contact the Sabine Royalty Trust. (See accompanying information for computation instructions.)

FOR A UNIT
ACQUIRED OF
RECORD DURING
THE YEAR OF:                            LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2003
                    --------------------------------------------------------------------------------------------------------------
                    JANUARY  FEBRUARY   MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER OCTOBER  NOVEMBER  DECEMBER
                    -------  --------  -------  -------  -------  -------  -------  -------  --------- -------  --------  --------
ORIGINAL
DISTRIBUTION .....  .014842   .026172   .032813  .047065  .064524  .076781  .086614  .103188  .112174  .124162   .138419   .147709
1983 .............  .015027   .026170   .032521  .046197  .063403  .074972  .084071  .099113  .107492   .118927  .132979   .141325
1984 .............  .012472   .021680   .026935  .038242  .052517  .062056  .069586  .082000  .088936   .098381  .110029   .116887
1985 .............  .014259   .024724   .030735  .043611  .059787  .070622  .079157  .093205  .101074   .111762  .124988   .132759

BEFORE MARCH 17,
1986 .............  .012946   .022424   .027867  .039516  .054158  .063946  .071644  .084298  .091401   .101054  .113030   .120026

AFTER MARCH 17,
1986 .............  .011390   .019736   .024538  .034809  .047685  .056319  .063095  .074233  .080493   .088986  .099525   .105687
1987 .............  .013256   .022987   .028567  .040521  .055536  .065594  .073492  .086482  .093772   .103684  .115974   .123163
1988 .............  .013547   .023604   .029322  .041640  .057138  .067567  .075750  .089286  .096821   .107131  .119799   .127324
1989 .............  .013093   .022949   .028507  .040553  .055716  .065995  .074080  .087558  .094971   .105171  .117554   .125089
1990 .............  .012758   .022406   .027849  .039643  .054436  .064520  .072402  .085551  .092797   .102759  .114855   .122220
1991 .............  .012190   .021619   .026946  .038499  .052731  .062706  .070342  .083170  .090230   .099935  .111616   .118882
1992 .............  .012704   .022806   .028376  .040639  .055788  .066538  .074754  .088768  .096295   .106852  .119246   .127287
1993 .............  .012810   .023036   .028727  .041199  .056500  .067439  .075749  .089895  .097557   .108201  .108201   .116311
1994 .............  .011990   .021634   .026979  .038735  .053260  .063606  .071535  .085053  .092353   .102471  .114384   .122111
1995 .............  .012270   .022180   .027689  .039772  .054652  .065317  .073501  .087480  .095017   .105425  .117698   .125709
1996 .............  .011549   .021291   .026537  .038289  .052810  .063402  .071491  .085562  .092949   .103378  .115299   .123475
1997 .............  .013584   .024710   .030840  .044380  .061098  .073120  .082338  .098145  .106622   .118380  .132127   .141200
1998 .............  .013950   .025324   .031639  .045554  .062690  .075022  .084549  .100896  .109637   .121706  .135778   .145147
1999 .............  .014103   .025668   .032259  .046692  .064268  .077017  .086855  .103613  .112745   .125006  .139378   .148863
2000 .............  .014157   .025627   .032318  .046785  .064118  .076843  .086682  .103428  .112569   .124682  .138931   .148433
2001 .............  .012808   .024419   .031126  .046070  .063465  .077033  .087306  .105197  .114835   .127476  .141664   .151919




















(SRT 2003 TAX)

                              SABINE ROYALTY TRUST
                              DEPLETION SCHEDULE II

         The cumulative depletion factors reflected in Depletion Schedule II should be used to compute 2003 Federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2002. The applicable number to use is the number related to the last month in which Units were owned in 2003. This schedule should not be used to compute depletion for any other Units owned. (See accompanying information for computation instructions.)

FOR A UNIT
ACQUIRED OF
RECORD DURING
THE YEAR OF 2002:                    LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2003
-----------------   ---------------------------------------------------------------------------------------------------------
                     JANUARY    FEBRUARY      MARCH       APRIL        MAY        JUNE        JULY       AUGUST     SEPTEMBER
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
FEDERAL DEPLETION
    FACTORS.......    .013535     .025182     .031935     .046675     .064048     .077278     .087219     .104289     .113659
                      =======     =======     =======     =======     =======     =======     =======     =======     =======

STATE DEPLETION
FACTORS
Florida...........    .000194     .000354     .000534     .000785     .001007     .001223     .001368     .001528     .001743
Louisiana.........    .000146     .000811     .001264     .002394     .003762     .004883     .005714     .007048     .007991
Mississippi.......    .000834     .001194     .001700     .002490     .003109     .003664     .004302     .005317     .005893
New Mexico........    .001208     .002466     .003363     .005090     .006177     .007790     .008415     .009549     .010334
Oklahoma..........    .000831     .002918     .003443     .005496     .008402     .010993     .013038     .017473     .019050
Texas.............    .010322     .017439     .021631     .030420     .041591     .048725     .054382     .063374     .068648

FOR A UNIT
ACQUIRED OF              LAST MONTH IN WHICH UNITS
RECORD DURING               WERE OWNED ON THE
THE YEAR OF 2002:      MONTHLY RECORD DATE IN 2003
-----------------   ---------------------------------
                     OCTOBER    NOVEMBER    DECEMBER
                    ---------   ---------   ---------
FEDERAL DEPLETION
    FACTORS.......    .125989     .140314     .150073
                      =======     =======     =======

STATE DEPLETION
FACTORS
Florida...........    .001823     .002175     .002238
Louisiana.........    .008847     .009810     .010372
Mississippi.......    .006298     .006869     .007392
New Mexico........    .011258     .012371     .013238
Oklahoma..........    .022088     .024254     .027174
Texas.............    .075675     .084835     .089659

                             DEPLETION SCHEDULE III

         The cumulative depletion factors reflected in Depletion Schedule III should be used to compute 2003 Federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2003. The applicable number to use is the number related to the last month in which Units were owned in 2003. This schedule should not be used to compute depletion for any other Units owned. (See accompanying information for computation instructions.)

FIRST MONTH IN WHICH
UNITS WERE OWNED
ON THE MONTHLY
RECORD DATE IN 2003                  LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2003
------------------- ---------------------------------------------------------------------------------------------------------
                     JANUARY    FEBRUARY      MARCH       APRIL        MAY        JUNE        JULY       AUGUST     SEPTEMBER
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
January .........     .013646     .025164     .031773     .046232     .063442     .076375     .086221     .103183     .112345
February ........          --     .011518     .018127     .032586     .049796     .062729     .072575     .089537     .098699
March ...........          --          --     .006609     .021068     .038278     .051211     .061057     .078019     .087181
April ...........          --          --          --     .014459     .031669     .044602     .054448     .071410     .080572
May .............          --          --          --          --     .017210     .030143     .039989     .056951     .066113
June ............          --          --          --          --          --     .012933     .022779     .039741     .048903
July ............          --          --          --          --          --          --     .009846     .026808     .035970
August ..........          --          --          --          --          --          --          --     .016962     .026124
September .......          --          --          --          --          --          --          --          --     .009162
October .........          --          --          --          --          --          --          --          --          --
November ........          --          --          --          --          --          --          --          --          --
December ........          --          --          --          --          --          --          --          --          --

FIRST MONTH IN WHICH
UNITS WERE OWNED        LAST MONTH IN WHICH UNITS
ON THE MONTHLY              WERE OWNED ON THE
RECORD DATE IN 2003    MONTHLY RECORD DATE IN 2003
------------------- ---------------------------------
                     OCTOBER    NOVEMBER    DECEMBER
                    ---------   ---------   ---------
January .........     .124602     .138758     .148492
February ........     .110956     .125112     .134846
March ...........     .099438     .113594     .123328
April ...........     .092829     .106985     .116719
May .............     .078370     .092526     .102260
June ............     .061160     .075316     .085050
July ............     .048227     .062383     .072117
August ..........     .038381     .052537     .062271
September .......     .021419     .035575     .045309
October .........     .012257     .026413     .036147
November ........          --     .014156     .023890
December ........          --          --     .009734

STATE DEPLETION
FACTORS              JANUARY    FEBRUARY      MARCH       APRIL        MAY        JUNE        JULY       AUGUST     SEPTEMBER
---------------     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Florida .........     .000139     .000124     .000129     .000181     .000160     .000155     .000104     .000115     .000154
Louisiana .......     .000101     .000462     .000315     .000786     .000952     .000780     .000578     .000928     .000656
Mississippi .....     .000910     .000392     .000551     .000861     .000675     .000605     .000695     .001107     .000628
New Mexico ......     .001025     .001066     .000761     .001465     .000922     .001368     .000530     .000962     .000666
Oklahoma ........     .000863     .002166     .000545     .002134     .003020     .002693     .002125     .004609     .001638
Texas ...........     .010608     .007308     .004308     .009032     .011481     .007332     .005814     .009241     .005420
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
       TOTAL ....     .013646     .011518     .006609     .014459     .017210     .012933     .009846     .016962     .009162
                    =========   =========   =========   =========   =========   =========   =========   =========   =========

STATE DEPLETION
FACTORS              OCTOBER    NOVEMBER    DECEMBER
---------------     ---------   ---------   ---------
Florida .........     .000058     .000253     .000045
Louisiana .......     .000596     .000670     .000391
Mississippi .....     .000441     .000623     .000570
New Mexico ......     .000784     .000945     .000736
Oklahoma ........     .003156     .002251     .003035
Texas ...........     .007222     .009414     .004957
                    ---------   ---------   ---------
       TOTAL ....     .012257     .014156     .009734
                    =========   =========   =========

(SRT 2003 TAX)

                            SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

                     SCHEDULE E                           SUPPLEMENTAL INCOME AND LOSS                           OMB No. 1545-0074
                     (FORM 1040)                    (FROM RENTAL REAL ESTATE, ROYALTIES, PARTNERSHIPS,                   2003
                                                     S CORPORATIONS, ESTATES, TRUSTS, REMICS, ETC.)                   Attachment
                     Department of the Treasury                                                                    Sequence No. 13
                     Internal Revenue Service (99)  > ATTACH TO FORM 1040 OR FORM 1041
                                                    > SEE INSTRUCTIONS FOR SCHEDULE E (FORM 1040).

                     Name(s) shown on return                                                           YOUR SOCIAL SECURITY NUMBER

                     --------------------------------------------------------------------------        -------   -------   -------
                     --------------------------------------------------------------------------------------------------------------
                     PART I   INCOME OR LOSS FROM RENTAL REAL ESTATE AND ROYALTIES  NOTE. If you are in the business of renting personal property, use SCHEDULE C or C-EZ (see page E-2). Report farm rental income or loss from
                              FORM 4835 on page 2, line 40.

                     1. Show the kind and location of each RENTAL REAL ESTATE PROPERTY:    2  For each rental real        YES   NO
                                                                                              estate property listed on   ---   --
                     A                                                                        line 1, did you or your
                       ----------------------------------------------------------------       family use it during the
                                                                                              tax year for personal
                                                                                              purposes for more than
                     B                                                                        the greater of:          A  ---  ---
                      -----------------------------------------------------------------       o 14 days OR
                                                                                              o 10% of the total days  B  ---  ---
                                                                                                rented at fair rental
                     C                                                                          value?
                      -----------------------------------------------------------------         (See page E-3.)        C  ---  ---

                     --------------------------------------------------------------------------------------------------------------
                                                                         PROPERTIES                       TOTALS
                     INCOME:                                         A       B       C          (Add columns A, B, and C.)

                      3 Rents received......................... 3                                 3
GROSS ROYALTY                                                      -----   -----   -----               ----------
INCOME----------->    4 Royalties received .................... 4                                 4
                                                                   -----   -----   -----               ----------
                     EXPENSES:
                      5 Advertising............................ 5
                                                                   -----   -----   -----
                      6 Auto and travel (see page E-4)......... 6
                                                                   -----   -----   -----
                      7 Cleaning and maintenance............... 7
                                                                   -----   -----   -----
                      8 Commissions............................ 8
                                                                   -----   -----   -----
                      9 Insurance.............................. 9
                                                                   -----   -----   -----
                     10 Legal and other professional fees......10
                                                                   -----   -----   -----
                     11 Management fees........................11
                                                                   -----   -----   -----
                     12 Mortgage interest paid to banks,
                        etc. (see page E-4)....................12                                12
                                                                   -----   -----   -----               ----------
                     13 Other interest.........................13
                                                                   -----   -----   -----
                     14 Repairs................................14
                                                                   -----   -----   -----
                     15 Supplies...............................15
                                                                   -----   -----   -----
SEVERANCE TAX---->   16 Taxes..................................16
                                                                   -----   -----   -----
                     17 Utilities..............................17
ADMINISTRATIVE                                                     -----   -----   -----
EXPENSES--------->   18 Other (list) >
                                      ------------------------     -----   -----   -----
                        --------------------------------------     -----   -----   -----
                        -------------------------------------- 18  -----   -----   -----
                        --------------------------------------     -----   -----   -----
                        --------------------------------------     -----   -----   -----

                     19 Add lines 5 through 18.................19                                19
                                                                   -----   -----   -----               ----------
DEPLETION-------->   20 Depreciation expense or depletion
                        (see page E-4).........................20                                20
                                                                   -----   -----   -----               ----------
                     21 Total expenses. Add lines 19 and 20....21
                                                                   -----   -----   -----
                     22 Income or (loss) from rental real
                        estate or royalty properties.
                        Subtract line 21 from line 3 (rents)
                        or line 4 (royalties). If the result
                        is a (loss), see page E-4 to find
                        out if you must file FORM 6198......... 22
                                                                   -----   -----   -----
                     23 Deductible rental real estate loss.
                        CAUTION. Your rental real estate
                        loss on line 22 may be limited. See
                        page E-4 to find out if you must
                        file FORM 8582. Real estate
                        professionals must complete line
                        43 on page 2........................... 23(     ) (     ) (      )
                                                                   -----   -----   -----

                     24 INCOME. Add positive amounts shown on line 22. DO NOT include any losses.............................................................. 24
                     25 LOSSES. Add royalty losses from line 22 and rental real estate                 ----------
                        losses from line 23. Enter total losses here............................ 25   (          )
                                                                                                       ----------
                     26 TOTAL RENTAL REAL ESTATE AND ROYALTY INCOME OR (LOSS). Combine
                        lines 24 and 25. Enter the result here. If Parts II, III, IV, and line 40 on page 2 do not apply to you, also enter this amount on Form 1040, line 17. Otherwise, include this amount in the total on line 41 on page 2....................................... 26
                                                                                                       ----------
                     -------------------------------------------------------------------------------------------------------------
                     FOR PAPERWORK REDUCTION ACT NOTICE, SEE FORM 1040 INSTRUCTIONS.  Cat. No. 11344L  SCHEDULE E (FORM 1040) 2003

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

                      Schedules A&B (Form 1040) 2003                                                    OMB No. 1545-0074 Page 2
                      Name(s) shown on Form 1040. Do not enter name and social security number if
                      shown on other side.                                                              YOUR SOCIAL SECURITY NUMBER

                      ----------------------------------------------------------------------------      --------   -------   -------
                      --------------------------------------------------------------------------------------------------------------
                                                                                                                 Attachment
                                        SCHEDULE B--INTEREST AND ORDINARY DIVIDENDS                              Sequence No. 08
                      --------------------------------------------------------------------------------------------------------------

                      PART I               1  List name of payer. If any interest is from a seller-financed        AMOUNT
                      INTEREST                mortgage and the buyer used the property as a personal
                      (See page B-1           residence, see page B-1 and list this interest first. Also,
                      and the                 show that buyer's social security number and address >...........
                      instructions for        .................................................................
                      Form 1040,              .................................................................
                      line 8a.)               .................................................................
INTEREST INCOME--->                           .................................................................
                                              ................................................................. 1
                                              .................................................................   -----------
                      NOTE. If you            .................................................................
                      received a Form         .................................................................
                      1099-INT, Form          .................................................................
                      1099-OID, or            .................................................................
                      substitute              .................................................................
                      statement               .................................................................
                      from a brokerage        .................................................................
                      firm, list the          .................................................................
                      firm's name as          .................................................................
                      the payer and           .................................................................
                      enter the total         .................................................................
                      interest shown       2  Add the amounts on line 1........................................ 2 -----------
                      on that form.
                                           3  Excludable interest on series EE and I U.S. savings bonds issued after 1989. Attach Form 8815..................................... 3
                                                                                                                  -----------
                                           4 Subtract line 3 from line 2. Enter the result here and on Form
                                             1040, line 8a >................................................... 4
                                           ---------------------------------------------------------------------  -----------
                                           NOTE. If line 4 is over $1,500, you must complete Part II.
                      --------------------------------------------------------------------------------------------------------------
                                           5  List name of payer...............................................    AMOUNT

                      PART II                 .................................................................
                      ORDINARY                .................................................................
                      DIVIDENDS               .................................................................
                      (See page B-1           .................................................................
                      and the                 .................................................................
                      instructions            .................................................................
                      for Form 1040,          .................................................................
                      line 9a.)               .................................................................
                                              .................................................................
                      NOTE. If you            .................................................................  5
                      received a Form         .................................................................   -----------
                      1099-DIV or             .................................................................
                      substitute              .................................................................
                      statement from          .................................................................
                      a brokerage             .................................................................
                      firm, list the          .................................................................
                      firm's name as          .................................................................
                      the payer and           .................................................................
                      enter the               .................................................................
                      ordinary                .................................................................
                      dividends shown         .................................................................
                      on that form.           .................................................................

                                           6  Add the amounts on line 5. Enter the total here and on Form
                                              1040, line 9a >..................................................  6
                                           -----------------------------------------------------------------------------------------
                                           NOTE. If line 6 is over $1,500, you must complete Part III.
                      --------------------------------------------------------------------------------------------------------------
                      PART III             You must complete this part if you (A) had over $1,500 of taxable          YES   NO
                      FOREIGN ACCOUNTS     interest or ordinary dividends; OR (B) had a foreign account; or
                      AND TRUSTS           (C) received a distribution from, or were a grantor of, or a transferor to, a foreign trust.
                                           -----------------------------------------------------------------------------------------
                      (See                   7a At any time during 2003, did you have an interest in or a
                      page B-2.)             signature or other authority over a financial account in a foreign country, such as a bank account, securities account, or other financial account? See page B-2 for exceptions and filing requirements for Form TD F 90-22.1................................
                                                                                                                     ---   ---
                                             b If "Yes," enter the name of the foreign country >...............
                                                                                                                     ---   ---
                                             8 During 2003, did you receive a distribution from, or were you the grantor of, or transferor to, a foreign trust? If "Yes," you may have to file Form 3520. See page B-2..........................
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE FORM 1040 INSTRUCTIONS.                                      SCHEDULE B (FORM 1040) 2003

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

Form 4797                                                SALES OF BUSINESS PROPERTY                      OMB No. 1545-0184

                                             (ALSO INVOLUNTARY CONVERSIONS AND RECAPTURE AMOUNTS               2003
                                                     UNDER SECTIONS 179 AND 280F(b)(2))
Department of the Treasury                                                                                  Attachment
Internal Revenue Service (99)               ATTACH TO YOUR TAX RETURN. SEE SEPARATE INSTRUCTIONS.         Sequence No. 27
------------------------------------------------------------------------------------------------------------------------------------
Name(s) shown on return                                                                            Identifying number


------------------------------------------------------------------------------------------------------------------------------------
1   Enter the gross proceeds from sales or exchanges reported to you for 2003 on Form(s) 1099-B or 1099-S
    (or substitute statement) that you are including on line 2, 10, or 20 (see instructions) ................    1
------------------------------------------------------------------------------------------------------------------------------------
PART I   SALES OR EXCHANGES OF PROPERTY USED IN A TRADE OR BUSINESS AND INVOLUNTARY CONVERSIONS FROM OTHER THAN CASUALTY OR
         THEFT--MOST PROPERTY HELD MORE THAN 1 YEAR (See instructions.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            (g)             (h)
                                                                                           (f)         Gain or (loss)    Post-May 5,
                                                                           (e)        Cost or other      for entire         2003,
                           (b)               (c)                      Depreciation     basis, plus     year. Subtract      gain or
        (a)                Date             Date           (d)         allowed or      improvements     (f) from the       (loss)*
    Description          acquired           sold          Gross      allowable since  and expense of   sum of (d) and       (see
    of property      (mo., day, yr.)   (mo., day, yr.)  sales price    acquisition         sale              (e)            below)
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3   Gain, if any, from Form 4684, line 39 ......................................      3
                                                                                 ---------------------------------------------------
4   Section 1231 gain from installment sales from Form 6252, line 26 or 37 .....      4
                                                                                 ---------------------------------------------------
5   Section 1231 gain or (loss) from like-kind exchanges from Form 8824 ........      5
                                                                                 ---------------------------------------------------
6   Gain, if any, from line 32, from other than casualty or theft ..............      6
                                                                                 ---------------------------------------------------
7   Combine lines 2 through 6 in columns (g) and (h). Enter the gain or (loss)
    here and on the appropriate line as follows: ...............................      7
                                                                                 ---------------------------------------------------
    PARTNERSHIPS (EXCEPT ELECTING LARGE PARTNERSHIPS) AND S CORPORATIONS. Report
    the gain or (loss) following the instructions for Form 1065, Schedule K, line 6, or Form 1120S, Schedule K, line 5. Skip lines 8, 9, 11, and 12 below.

    ALL OTHERS. If line 7, column (g), is zero or a loss, enter that amount on line 11 below and skip lines 8, 9, and 12. If line 7, column (g), is a gain and you did not have any prior year section 1231 losses, or they were recaptured in an earlier year, enter the gain or (loss) in each column as a long-term capital gain or (loss) on Schedule D and skip lines 8, 9, 11, and 12 below ......................................................................
                                                                                 ---------------------------------------------------
8   Nonrecaptured net section 1231 losses from prior years (see instructions) ..      8
                                                                                 ---------------------------------------------------
9   Subtract line 8 from line 7. If line 9, column (g), is zero or less, enter
    -0- in column (g). If line 9, column (g), is zero, enter the gain from line
    7, column (g), on line 12 below. If line 9, column (g), is more than zero, enter the amount from line 8, column (g), on line 12 below and include the gain or (loss) in each column of line 9 as a long-term capital gain or
    (loss) on Schedule D (see instructions) ....................................      9
------------------------------------------------------------------------------------------------------------------------------------
    *Corporations (other than S corporations) should not complete column (h). Partnerships and S corporations must complete column
    (h). All others must complete column (h) only if line 7, column (g), is a gain and the amount, if any, on line 8, column (g), does not equal or exceed the gain an line 7, column (g). Include in column (h) all gains and losses from column (g) from sales, exchanges, or conversions (including installment payments received) AFTER May 5, 2003. However, do NOT include gain attributable to unrecaptured section 1250 gain.
------------------------------------------------------------------------------------------------------------------------------------
PART II ORDINARY GAINS AND LOSSES
------------------------------------------------------------------------------------------------------------------------------------
10  Ordinary gains and losses not included on lines 11 through 17 (include property held 1 year or less):
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
11  Loss, if any, from line 7, column (g) ......................................     11   (             )
                                                                                 ------------------------
12  Gain, if any, from line 7, column (g), or amount from line 8, column (g), if
    applicable .................................................................     12
                                                                                 ------------------------
13  Gain, if any, from line 31 .................................................     13
                                                                                 ------------------------
14  Net gain or (loss) from Form 4684, lines 31 and 38a ........................     14
                                                                                 ------------------------
15  Ordinary gain from installment sales from Form 6252, line 25 or 36 .........     15
                                                                                 ------------------------
16  Ordinary gain or (loss) from like-kind exchanges from Form 8824 ............     16
                                                                                 ------------------------
17  Recapture of section 179 expense deduction for partners and S corporation shareholders for property dispositions from 2002-2003 fiscal year
    partnerships and S corporations (see instructions) .........................     17
                                                                                 ------------------------
18  Combine lines 10 through 17. Enter the gain or (loss) here and an the
    appropriate line as follows: ...............................................     18
                                                                                 ------------------------
 a  FOR ALL EXCEPT INDIVIDUAL RETURNS. Enter the gain or (loss) from line 18 on the return being filed.

 b  FOR INDIVIDUAL RETURNS:

    (1) If the loss on line 11 includes a loss from Form 4684, line 35, column
        (b)(ii), enter that part of the loss here. Enter the part of the loss from income-producing property on Schedule A (Form 1040), line 27, and the part of the loss from property used as an employee on Schedule A
        (Form 1040), line 22. Identify as from "Form 4797, line 18b(1)." See
        instructions ...........................................................     18b(1)
                                                                                 ------------------------
    (2) Redetermine the gain or (loss) on line 18 excluding the loss, if any, on
        line 18b(1). Enter here and on Form 1040, line 14 ......................     18b(2)
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE PAGE 7 OF THE INSTRUCTIONS.              Cat. No. 13086I                   Form 4797 (2003)

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

                  Form 4797 (2003)                                                                                            Page 2
                  ------------------------------------------------------------------------------------------------------------------
                  PART III GAIN FROM DISPOSITION OF PROPERTY UNDER SECTIONS 1245, 1250, 1252, 1254, AND 1255
                  ------------------------------------------------------------------------------------------------------------------
                 {19 (a) Description of section 1245, 1250, 1252, 1254, or 1255 property:         (b) Date acquired   (c) Date sold
                 {                                                                                 (mo., day, yr.)   (mo., day, yr.)
                 {------------------------------------------------------------------------------------------------------------------
                 {A
                 {------------------------------------------------------------------------------------------------------------------
                 {B
                 {------------------------------------------------------------------------------------------------------------------
                 {C
                 {------------------------------------------------------------------------------------------------------------------
                 {D
                 {------------------------------------------------------------------------------------------------------------------
GAIN OR LOSS     {
ON UNITS SOLD    {
                 {                                                                            PROPERTY  PROPERTY  PROPERTY  PROPERTY
                 {THESE COLUMNS RELATE TO THE PROPERTIES ON LINES 19A THROUGH 19D. >              A         B         C         D
                 {------------------------------------------------------------------------------------------------------------------
                 {20   Gross sales price (NOTE: See line 1 before completing.) .....      20
                 {                                                                      --------------------------------------------
                 {21   Cost or other basis plus expense of sale ....................      21
                 {                                                                      --------------------------------------------
                 {22   Depreciation (or depletion) allowed or allowable ............      22
                 {                                                                      --------------------------------------------
                 {23   Adjusted basis. Subtract line 22 from line 21 ...............      23
                 {                                                                      --------------------------------------------
                 {24   Total gain. Subtract line 23 from line 20 ...................      24
                 {------------------------------------------------------------------------------------------------------------------
                  25   IF SECTION 1245 PROPERTY:

                     a Depreciation allowed or allowable from line 22 ..............     25a
                                                                                        --------------------------------------------
                     b Enter the SMALLER of line 24 or 25a .........................     25b
                  ------------------------------------------------------------------------------------------------------------------
                  26   IF SECTION 1250 PROPERTY: If straight line depreciation
                       was used, enter -0- on line 26g, except for a corporation
                       subject to section 291.

                     a Additional depreciation after 1975 (see instructions) .......     26a
                                                                                        --------------------------------------------
                     b Applicable percentage multiplied by the SMALLER of line
                       24 or line 26a (see instructions) ...........................     26b
                                                                                        --------------------------------------------
                     c Subtract line 26a from line 24. If residential rental
                       property OR line 24 is not more than line 26a, skip
                       lines 26d and 26e............................................     25c
                                                                                        --------------------------------------------
                     d Additional depreciation after 1969 and before 1976 ..........     26d
                                                                                        --------------------------------------------
                     e Enter the SMALLER of line 26c or 26d ........................     26e
                                                                                        --------------------------------------------
                     f Section 291 amount (corporations only) ......................     26f
                                                                                        --------------------------------------------
                     g Add lines 26b, 26e, and 26f .................................     26g
                  ------------------------------------------------------------------------------------------------------------------
                  27   IF SECTION 1252 PROPERTY: Skip this section if you did
                       not dispose of farmland or if this form is being
                       completed for a partnership (other than an electing large
                       partnership)

                     a Soil, water, and land clearing expenses .....................     27a
                                                                                        --------------------------------------------
                     b Line 27a multiplied by applicable percentage (see
                       instructions) ...............................................     27b
                                                                                        --------------------------------------------
                     c Enter the SMALLER of line 24 or 27b .........................     27c
                  ------------------------------------------------------------------------------------------------------------------
                  28   IF SECTION 1254 PROPERTY:

                     a Intangible drilling and development costs, expenditures
                       for development of mines and other natural deposits,
                       and mining exploration costs (see instructions) .............     28a
                                                                                        --------------------------------------------
                     b Enter the SMALLER of line 24 or 28a .........................     28b
                  ------------------------------------------------------------------------------------------------------------------
                  29   IF SECTION 1255 PROPERTY:

                     a Applicable percentage of payments excluded from income
                       under section 126 (see instructions) ........................     29a
                                                                                        --------------------------------------------
                     b Enter the SMALLER of line 24 or 29a (see instructions) ......     29b
                  ------------------------------------------------------------------------------------------------------------------
                  SUMMARY OF PART III GAINS. Complete property columns A through D through line 29b before going to line 30.
                  ------------------------------------------------------------------------------------------------------------------
                  30   Total gains for all properties. Add property columns A through D, line 24 ...................      30
                                                                                                                         -----------
                  31   Add property columns A through D, lines 25b, 26g, 27c, 28b, and 29b.
                       Enter here and on line 13 ...................................................................      31
                                                                                                                         -----------
                  32   Subtract line 31 from line 30. Enter the portion from casualty or theft on Form 4684, line 33. Enter the portion from other than casualty or
                       theft on Form 4797, line 6, column (g), and if applicable, column (h) .......................      32
                  ------------------------------------------------------------------------------------------------------------------
                  PART IV RECAPTURE AMOUNTS UNDER SECTIONS 179 AND 280F(b)(2) WHEN BUSINESS USE DROPS TO 50% OR LESS
                  (See instructions.)
                  ------------------------------------------------------------------------------------------------------------------
                                                                                                (a) SECTION         (b) SECTION
                                                                                                     179             280F(b)(2)
                                                                                                ------------------------------------
                  33   Section 179 expense deduction or depreciation allowable in
                       prior years ....................................................      33
                                                                                            ----------------------------------------
                  34   Recomputed depreciation. See instructions ......................      34
                                                                                            ----------------------------------------
                  35   Recapture amount. Subtract line 34 from line 33. See the
                       instructions for where to report ...............................      35
                  ------------------------------------------------------------------------------------------------------------------

                                                                Form 4797 (2003)

                             COMPREHENSIVE EXAMPLE 1

         The following example illustrates the computations necessary for an individual to determine income and expense attributable to Units acquired in March of 1984 and held throughout 2003.

     COMPUTATION OF INCOME AND EXPENSE FOR UNITS OWNED ON ALL MONTHLY RECORD
                                  DATES IN 2003

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2003

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                       A                       B                     C

                                                    INCOME/EXPENSE PER UNIT
                                   NUMBER OF            FROM APPROPRIATE
                                  UNITS OWNED             SCHEDULE(S)                              WHERE TO REFLECT ON
       ITEM                         (NOTE 1)                (NOTE 2)                TOTALS        2003 FORM 1040 (NOTE 3)
       ----                      ------------       -----------------------      ------------   ---------------------------

Gross Royalty Income .........            100   x     $   2.930078           =   $     293.01   Line 4, Part I, Schedule E
                                 ------------       -----------------------      ------------
Severance Tax ................            100   x     $    .214244           =   $      21.43   Line 16, Part I, Schedule E
                                 ------------       -----------------------      ------------
Interest Income ..............            100   x     $    .003272           =   $        .33   Line 1, Part I, Schedule B
                                 ------------       -----------------------      ------------
Administrative Expense .......            100   x     $    .196541           =   $      19.66   Line 18, Part I, Schedule E
                                 ------------       -----------------------      ------------

                                     PART II

                             COST DEPLETION (NOTE 4)

                             COST DEPLETION                                         APPROPRIATE 2003
                           ALLOWABLE IN PRIOR        ADJUSTED BASIS FOR          COST DEPLETION FACTOR
       ASSUMED               CALENDAR YEARS            COST DEPLETION                PER DEPLETION
   ORIGINAL BASIS*              (NOTE 5)                  PURPOSES                      SCHEDULE I             2003 COST DEPLETION**
   ---------------         ------------------        ------------------          ---------------------         ---------------------
     $2,100.00       -        $1,978.16        =          $121.84         x             .116887          =           $14.25
   ---------------         ------------------        ------------------          ---------------------         ---------------------

         *This number is used for example purposes only. Each Unit holder's basis is unique to that specific Unit holder.

         **Reflect cost depletion on 2003 Form 1040, line 20, Part 1, Schedule E
           (Note 3).


                        See Page 5 for Applicable Notes.

(SRT 2003 TAX)

                             COMPREHENSIVE EXAMPLE 2

         The following example illustrates the computations necessary for an individual to determine income and expenses and gain or loss on units acquired in 1984 and disposed of during 2003.

      ACQUISITION              UNITS                ORIGINAL                SALES               UNITS                SALES
         DATE                ACQUIRED                 BASIS                 DATE                SOLD                 PRICE
      -----------            --------               --------                -----               -----                -----

       03-21-84                 100                 $2,100.00              04-3-03               100               $1,275.00

            COMPUTATION OF INCOME AND EXPENSE FOR UNITS SOLD IN 2003

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2003
          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE
 SEE SUPPLEMENT TO TAX COMPUTATION WORKSHEET ON PAGE 30 FOR FURTHER EXPLANATION

                                      A                       B                     C

                                                   INCOME/EXPENSE PER UNIT
                                  NUMBER OF            FROM APPROPRIATE
                                 UNITS OWNED             SCHEDULE(S)                             WHERE TO REFLECT ON
       ITEM                        (NOTE 1)                (NOTE 2)               TOTALS        2003 FORM 1040 (NOTE 3)
       ----                      ------------      -----------------------     ------------   ---------------------------

Gross Royalty Income .........            100   x   $            .535545   =   $      53.55   Line 4, Part I, Schedule E
                                 ------------      -----------------------     ------------
Severance Tax ................            100   x   $            .029676   =   $       2.97   Line 16, Part I, Schedule E
                                 ------------      -----------------------     ------------
Interest Income ..............            100   x   $            .000690   =   $        .07   Line 1, Part I, Schedule B
                                 ------------      -----------------------     ------------
Administrative Expense .......            100   x   $            .051568   =   $       5.16   Line 18, Part I, Schedule E
                                 ------------      -----------------------     ------------

                                     PART II

                             COST DEPLETION (NOTE 4)

                            COST DEPLETION                                        APPROPRIATE 2003
                          ALLOWABLE IN PRIOR        ADJUSTED BASIS FOR         COST DEPLETION FACTOR
       ASSUMED              CALENDAR YEARS           COST DEPLETION                PER DEPLETION
   ORIGINAL BASIS*             (NOTE 5)                  PURPOSES                    SCHEDULE I              2003 COST DEPLETION**
   ---------------        ------------------        ------------------         ---------------------         ---------------------
     $2,100.00       -       $1,978.16        =          $121.84         x            .026935          =             $3.29
     ---------               ---------                   -------                      -------                        -----

         *This number is used for example purposes only. Each Unit holder's basis is unique to that specific Unit holder.

         **Reflect cost depletion on 2003 Form 1040, line 20, Part 1, Schedule E
           (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                                                                WHERE TO REFLECT ON
                                          ADJUSTED BASIS                  GAIN                    2003 FORM 1040
          NET SALES PRICE                    (NOTE 6)                    (LOSS)                       (NOTE 3)
          ---------------                 --------------                 ------                 -------------------
                                                                                                     Form 4797,
                                                                                                Part III, Lines 19-24
             $1,275.00          -            $118.55           =         $1,156.45                 and Schedule D
             ---------                       -------                     ---------


                        See Page 5 for Applicable Notes.

(SRT 2003 TAX)

                             COMPREHENSIVE EXAMPLE 2
                                   (CONTINUED)
                              SABINE ROYALTY TRUST

                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2003

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

         This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 15, 2003 through December 15, 2003. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I (located on page 5), under the heading entitled "Income/Expense Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the supplemental schedules (pages 20-21) for the appropriate month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates.)

                                                      MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE
                    ---------------------------------------------------------------------------------------------------------
                     JANUARY    FEBRUARY      MARCH       APRIL        MAY        JUNE        JULY       AUGUST     SEPTEMBER
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Gross Royalty
    Income ......     .217375     .191489     .126681          --          --          --          --          --          --
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Severance
    Tax .........     .016536     .013074     .000066          --          --          --          --          --          --
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Interest
    Income ......     .000237     .000271     .000182          --          --          --          --          --          --
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Administrative
    Expense .....     .027995     .014317     .009256          --          --          --          --          --          --
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

                       MONTH(S) DURING WHICH UNITS
                         WERE OWNED ON A MONTHLY
                               RECORD DATE             CALCULATED
                    ---------------------------------    FACTOR
                     OCTOBER    NOVEMBER    DECEMBER    PER UNIT*
                    ---------   ---------   ---------  ----------
Gross Royalty
    Income ......          --          --          --     .535545
                    ---------   ---------   ---------  ----------
Severance
    Tax .........          --          --          --     .029676
                    ---------   ---------   ---------  ----------
Interest
    Income ......          --          --          --     .000690
                    ---------   ---------   ---------  ----------
Administrative
    Expense .....          --          --          --     .051568
                    ---------   ---------   ---------  ----------

----------

* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.


(SRT 2003 TAX)

                  SABINE ROYALTY TRUST HISTORICAL TAX WORKSHEET

                         WINDFALL                  NET                                  MISC.          NET
               GROSS      PROFIT    SEVERANCE    ROYALTY    INTEREST        ADMIN.     INCOME/        CASH
              INCOME       TAX         TAX         PMTS      INCOME        EXPENSE     EXPENSE       DISTRIB
             --------    --------   ---------    --------   --------       --------    --------      --------

1983 ...     2.721361    0.316613   0.155445     2.249303   0.019377       0.086800    0.000000      2.181880
1984 ...     3.496106    0.323679   0.196022     2.976405   0.031846       0.155652    0.000000      2.852599
1985 ...     2.853378    0.190767   0.171256     2.491355   0.021277       0.169099   -0.005487      2.338046
1986 ...     1.807003    0.041149   0.114513     1.651341   0.012242       0.184580    0.005487      1.484490
1987 ...     1.648950    0.000209   0.095558     1.553183   0.010601       0.127094    0.000000      1.436690
1988 ...     1.556021    0.000077   0.101561     1.454383   0.010753       0.098526    0.000000      1.366610
1989 ...     1.594196    0.000028   0.131330     1.462838   0.013627       0.096295    0.000000      1.380170
1990 ...     1.748059    0.000000   0.155821     1.592238   0.014058       0.075026    0.000000      1.531270
1991 ...     1.810596    0.000000   0.188955     1.621641   0.010622       0.084643    0.000000      1.547620
1992 ...     1.556025    0.000000   0.132087     1.423938   0.005520       0.135228    0.000000      1.294230
1993 ...     1.751674    0.000000   0.126197     1.625477   0.005316       0.169163    0.000000      1.461630
1994 ...     1.422338    0.000000   0.094300     1.328038   0.005172       0.135390    0.000000      1.197820
1995 ...     1.257833    0.000000   0.086219     1.171614   0.007424       0.151878    0.000000      1.027160
1996 ...     1.650891    0.000000   0.102044     1.548847   0.009748       0.187465    0.000000      1.371130
1997 ...     1.955335    0.000000   0.144324     1.811011   0.010812       0.177263    0.000000      1.644560
1998 ...     1.937789    0.000000   0.123769     1.814020   0.011159       0.171521    0.000000      1.653658
1999 ...     1.663391    0.000000   0.115700     1.547691   0.008112       0.148838    0.000000      1.406965
2000 ...     2.586743    0.000000   0.157354     2.429389   0.016044       0.170794    0.000000      2.274639
2001 ...     3.240755    0.000000   0.210965     3.029790   0.014627       0.183788    0.000000      2.860629
2002 ...     2.175093    0.000000   0.125845     2.049248   0.003150       0.173568    0.000000      1.878830
2003 ...     2.930078    0.000000   0.214244     2.715834   0.003272       0.196541    0.000000      2.522565

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                                       31

                              SABINE ROYALTY TRUST
               DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE
                   OWNERSHIP OF UNITS IN SABINE ROYALTY TRUST


         The tax law requires individuals, estates, trusts, closely held C corporations and personal service corporations to categorize income and expense into one of three classes, "active," "portfolio" or "passive", based upon the nature of the activity and the involvement of the taxpayer in such activity. Since the Trust is a grantor trust, the Unit holders are deemed to hold the investment in the royalty interests directly and the proper classification of the Trust income and expense will be dependent upon the relevant facts and circumstances of each Unit holder. Generally, income or loss resulting from an interest in the Trust is properly classified as portfolio income and as such can be reported as directed on the tax computation worksheet (page 5). However, under certain limited circumstances a different tax classification may be appropriate. Accordingly Unit holders should consult their own tax advisor regarding all tax compliance matters related to the Units.

TAX BACKGROUND INFORMATION

         Sabine received a private letter ruling from the Internal Revenue Service, dated May 2, 1983 (the "Ruling"), concerning certain tax considerations relevant to the creation and continued existence of the Trust. Pursuant to the Ruling, the Trust is classified for Federal income tax purposes as a "grantor trust" and not as an association taxable as a corporation. A grantor trust is not subject to Federal income tax. Instead, its beneficiaries (the Unit holders in the case of the Trust) are generally considered to own the trust's income and principal as though no trust were in existence. A grantor trust simply files an information return reflecting all items of income and/or deductions that will be included in the returns of the beneficiaries. Accordingly, each Unit holder of the Trust is taxable on his pro rata share of the Trust's income and/or deductions.

         The income received or accrued and the deductions paid or incurred by the Trust are deemed to be received or accrued and paid or incurred, respectively, by each Unit holder at the same time as the Trust, which is on each Monthly Record Date. On the basis of both the Trust Agreement and the escrow agreement (discussed below), both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on the Monthly Record Dates.

    Effect of Escrow Arrangement

         The assets of the Trust include royalty and mineral interests in certain producing and proved undeveloped oil and gas properties (the "Properties"), which constitute economic interests in gross production of oil, gas and other minerals free of the costs of production. The Properties are located in six states and were not carved out of any of Sabine's working interests in effecting the distribution. In order to facilitate creation of the Trust and avoid the administrative expense and inconvenience of daily reporting to Unit holders, the conveyances by Sabine of the Properties located in five of the six states provided for the execution of an escrow agreement by Sabine, the Trustee and Bank of America, N.A., in its capacity as escrow agent. The conveyances by Sabine of the Properties located in Louisiana provided for the execution of a substantially identical escrow agreement by Sabine and Bank of America, N.A., in the capacities of escrow agent and of trustee under Sabine Louisiana Royalty Trust. Sabine Louisiana Royalty Trust, the sole beneficiary of which is the Trust, was established in order to avoid uncertainty under Louisiana law as to the legality of the Trustee's holding record title to the Properties located in Louisiana.

(SRT 2003 TAX)

         Pursuant to the terms of the escrow agreement and the conveyances of the Properties by Sabine, the proceeds of production from the Properties for each calendar month, and interest thereon, are collected by the escrow agents and are paid to and received by the Trust only on the next Monthly Record Date. The escrow agents have agreed to endeavor to assure that they incur and pay expenses for each calendar month only on the Monthly Record Date. The Trust Agreement also provides that the Trustee is to endeavor to assure that income of the Trust will be accrued and received and that expenses of the Trust will be incurred and paid only on each Monthly Record Date. Assuming the escrow arrangement is respected for Federal income tax purposes and the Trustee and the escrow agents are able to control the timing of income and expenses, as stated above, both cash and accrual basis Unit holders will be treated as realizing income only on each Monthly Record Date. The Trustee is treating the escrow arrangement as effective for tax purposes and the accompanying tax information has been presented accordingly.

         If the escrow arrangement is not respected for Federal income tax purposes, a mismatching of income and deductions could occur between a transferor and a transferee upon the sale or exchange of Units. In addition, the Trustee would be required to report the proceeds from production, interest income thereon, and any deductions to the Unit holders on a daily basis, resulting in a substantial increase in the administrative expenses of the Trust.

DEPLETION

    Cost Depletion

         Pursuant to the Ruling, each Unit holder is entitled to deduct cost depletion with respect to his pro rata interest in the Properties. A Unit holder's cost depletion deduction is computed by reference to the Unit holder's adjusted basis in each of his Units.

         The deduction for cost depletion must be computed by a Unit holder with respect to each separate property in the Trust. A Unit holder's tax basis in each separate property generally must be determined at the time each Unit is acquired by allocating such Unit holder's cost in each Unit among all properties in the Trust based on their relative fair market values. However, a corporate Unit holder that acquired Units in the distribution from Sabine must determine its tax basis in each separate property in the Trust at the time of the distribution by reference to Sabine's tax basis in each separate property included in the distribution. The cost depletion deduction attributable to each separate property is calculated for a taxable year by multiplying the tax basis of the property times the appropriate factor reported herein. The factors are derived by dividing total estimated equivalent units of production (barrels of oil and MCF's of gas) expected to be recovered from the property as of the beginning of the taxable year by the number of equivalent units produced and sold from such property during the taxable year. The resulting deduction for cost depletion cannot exceed the adjusted tax basis in the property. The composite depletion factors presented herein were derived in a manner that encompasses this separate property concept.

    Percentage Depletion

         The Revenue Reconciliation Act of 1990 repealed the rules denying percentage depletion to a transferee of a proven oil or gas property for transfers after October 11, 1990. Since substantially all of the properties were "proven properties" on the date of the original distribution, the percentage depletion deduction has limited applicability to Unit holders who became Unit holders prior to October 12, 1990.


(SRT 2003 TAX)

         A computation of percentage depletion has been made with respect to the post October 11, 1990 transfers. However, since cost depletion exceeds any otherwise allocable percentage depletion, percentage depletion factors have not been presented by reference to the number of units a Unit holder owns. Percentage depletion will continue to be computed and compared to cost depletion on an annual basis for applicable transfers occurring after October 11, 1990.

NONRESIDENT FOREIGN UNIT HOLDERS

         Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)"), in general, are subject to tax on the gross income attributable to the Trust at a rate equal to 30 percent (or the lower rate under any applicable treaty) without any deductions. This 30 percent tax applies to U.S. source income that is not effectively connected with a U.S. trade or business. Different tax rates and rules apply to income effectively connected with a U.S. trade or business and those rules are not discussed herein. The 30 percent tax is withheld by the Trust and remitted directly to the United States Treasury. Foreign Taxpayers who have had tax withheld in 2003 should have received a Form 1042S from the Trust. The Form 1042S will reflect the total Federal income tax withheld from distributions. The amount reported on the Form 1042S should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form 1042S, should be considered as a credit by the Unit holder in computing any Federal income tax liability.

         A Foreign Taxpayer holding income producing real property may elect to treat the income from such real property as effectively connected with the conduct of a United States trade or business. As discussed above, different tax rates and rules apply to Foreign Taxpayers with income effectively connected with a U.S. trade or business and those rules are not discussed in detail herein. The income attributable to the Properties is considered as income produced from real property. Therefore, this election should be available to Foreign Taxpayers with respect to the taxable income resulting from the ownership of Units. A Unit holder so electing is entitled to claim all deductions with respect to such income, but must file a United States income tax return to claim such deductions. This election, once made, is generally irrevocable unless an applicable treaty allows the election to be made periodically.

         The Foreign Investment in Real Property Tax Act of 1980, as amended ("FIRPTA"), generally treats interests in trusts owning United States real property as United States real property interests. However, pursuant to applicable Treasury regulations, Units in the Trust, for purposes of FIRPTA only, are not considered United States real property interests since the Trust is publicly traded unless they are owned by a Foreign Taxpayer having greater than a 5% interest in the Trust. Additionally, certain reporting provisions are applicable with respect to Foreign Taxpayers owning a greater than 5% interest in the Trust.

         When the FIRPTA provisions apply, as described in the preceding paragraph, income tax is required to be withheld from any proceeds distributed to Foreign Taxpayers at the rate of 10% of the amount realized by Foreign Taxpayers upon the sale, exchange or other disposition of a Unit. In addition, distributions, if any, that represent the Foreign Taxpayer's allocable share of gain realized upon the sale, exchange or other disposition of a United States real property interest by the Trust, will generally be subject to withholding tax at a 35% rate.

         In order to avoid withholding under FIRPTA, Foreign Taxpayers will be required to furnish the applicable withholding agent with an exemption certificate certifying why such withholding is not required.

(SRT 2003 TAX)

         Foreign Taxpayers are encouraged to consult their own tax advisors concerning the tax consequences of their investment in the Trust.

SALE OR EXCHANGE OF UNITS

         Generally, a Unit holder realizes gain or loss upon the sale or exchange of any Unit measured by the difference between the amount realized from the sale or exchange and the adjusted tax basis of such Unit. The adjusted tax basis of a Unit is the original basis of such Unit reduced by depletion deductions allowable (whether deducted or not) with respect to such Unit. Trust income allocable to such Unit to the date of sale is taxable to the selling Unit holder. The purchaser of a Unit is taxable on Trust income allocable to such Unit from the date of purchase forward. For Federal income tax purposes, Trust income should generally be allocable only to the holder of record of a Unit on each Monthly Record Date. Gain or loss on the sale of Units by a Unit holder who is not a dealer with respect to such Units and who has a holding period for the Units of more than one year will be treated as long-term capital gain or loss except to the extent of the depletion recapture amount. For Federal income tax purposes, the sale of a Unit will be treated as a sale by a Unit holder of his interest in a royalty interest. Thus, upon the sale of the Units, a Unit holder must treat as ordinary income his depletion recapture amount. Such amount equals the lesser of (1) the gain on such sale attributable to the disposition of the royalty interest, or (2) the sum of the prior depletion deductions taken with respect to the royalty interests (but not in excess of the initial basis of such Units allocated to the royalty interests).

BACKUP WITHHOLDING

         A payer is required under specified circumstances to withhold tax at the rate of 28% (for 2003) on "reportable interest or dividend payments" and "other reportable payments" (including certain oil and gas royalty payments). Generally, this "backup withholding" is required on payments if the payee has failed to furnish the payer a taxpayer identification number or if the payer is notified by the Secretary of the Treasury to withhold taxes on such payments with respect to the payee.

         Amounts withheld by payers pursuant to the backup withholding provisions are remitted to the Internal Revenue Service and are considered a credit against the payee's Federal income tax liability. If the payee does not incur a Federal income tax liability for the year in which the taxes are withheld, the payee will be required to file the appropriate income tax return to claim a refund of the taxes withheld.

SUBSTANTIAL UNDERSTATEMENT PENALTY

         Section 6662 of the Internal Revenue Code imposes a penalty in certain circumstances for a substantial understatement of taxes if a taxpayer's tax liability is understated by more than the greater of (a) 10 percent of the taxes required to be shown on the return or (b) $5,000 ($10,000 for most corporations). The penalty (which is not deductible) is 20 percent of the understatement. No assurance is given either by the Trustee or counsel to the Trustee as to the possible application of this penalty or other penalties, in part because such application depends largely upon the individual circumstances under which such Units were acquired. As a result, purchasers of Units after the Public Offering should consult their personal tax advisers.



(SRT 2003 TAX)

STATE INCOME TAX

         Unit holders may be required to file state income tax returns and may be liable for state income tax as a result of their ownership of Units. The Properties are located in Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas. The tax information included in this booklet is being presented in a manner to enable Unit holders to compute the income and deductions of the Trust attributable to each of these states. Unit holders will need this information to comply with the state income tax filing requirements in those states imposing a state income tax. The laws pertaining to income tax in any given state may vary from those of another state and from those applicable to Federal income tax. Accordingly, Unit holders should to consult their own tax advisors concerning state income tax compliance matters relating to ownership of Units.

         The Trustee has been informed that certain states have contacted Unit holders regarding underpayments of the state income tax imposed on the Unit holders' income from the Trust. Failure by Unit holders to report their state tax liability properly could result in the direct withholding of state taxes from Trust distributions. Accordingly, Unit holders are urged to review carefully the various filing requirements of the states listed below in order to determine if a current or prior year state income tax liability exists as a result of the ownership of Units in the Trust.

         The State of Texas does not impose an individual income tax; therefore, no part of the income attributable to the Trust will be subject to state income tax in Texas. However, corporations (and limited liability companies regardless of how taxed for Federal income tax purposes) doing business in Texas are subject to the Texas franchise tax, which includes a calculation based on the corporation's (or LLC's) taxable income for Federal income tax purposes. The state of Florida imposes an income tax on resident and nonresident corporations but not individuals. Each of the other states in which the Properties are located imposes an income tax applicable to both resident and nonresident individuals and corporations. Generally, the state income tax in these states is computed as a percentage of taxable income attributable to the particular state. Even though there are variances from state to state, taxable income for state purposes is often computed in a manner similar to the computation of taxable income for Federal income tax purposes.

         All states have not adopted Federal law with respect to the percentage method of computing depletion nor are such methods consistent among the various states. It should be noted, however, that cost depletion is allowed by those states indicated above which impose a state income tax. Included previously within this booklet is information to assist you in determining the respective allowable cost depletion deductions by state.

         Unit holders should consult their own tax advisors concerning the type of state income tax returns that may be required and their applicable due dates.



(SRT 2003 TAX)

         Following is a list of names and addresses of the various state taxing authorities from which you may obtain additional information:

     Florida                                Florida Department of Revenue
                                            5050 W. Tennessee Street
                                            Tallahassee, Florida 32399-0100
                                            (850) 488-6800
                                            www.myflorida.com/dor/taxes

     New Mexico             Individuals:    State of New Mexico
                                            Taxation and Revenue Department
                                            1100 Saint Francis Drive
                                            P.O. Box 630
                                            Santa Fe, New Mexico 87504-0630
                                            (505) 827-0700, (505) 827-0822
                                            www.state.nm.us/tax

                            Corporations:   New Mexico Taxation and Revenue Department
                                            Attention: Corporate Income and Franchise Tax
                                            P.O Box 25127
                                            Santa Fe, New Mexico 87504-5127
                                            (505) 827-0825
                                            www.state.nm.us/tax

     Mississippi                            Mississippi State Tax Commission
                                            Bureau of Revenue
                                            P.O. Box 1033
                                            Jackson, Mississippi 39215-1033
                                            (601) 923-7000
                                            www.mstc.ms.us

     Louisiana              Individuals:    Department of Revenue and Taxation
                                            State of Louisiana
                                            P.O Box 201
                                            Baton Rouge, Louisiana 70821
                                            (225) 219-0102
                                            www.rev.state.la.us

                            Corporations:   Secretary of Revenue and Taxation
                                            State of Louisiana
                                            P.O. Box 201
                                            Baton Rouge, Louisiana 70821
                                            (225) 219-0067
                                            www.rev.state.la.us

     Oklahoma               Individuals:    Oklahoma Tax Commission
                                            P.O. Box 26800
                                            Oklahoma City, OK 73126-0800
                                            (405) 521-3160
                                            www.oktax.state.ok.us

                            Corporations:   Oklahoma Tax Commission
                                            P.O. Box 26800
                                            Oklahoma City, Oklahoma 73126-0800
                                            (405) 521-3126
                                            www.oktax.state.ok.us

     Texas                                  Texas Comptroller of Public Accounts
                                            P.O. Box 13528, Capitol Station
                                            Austin, Texas 78711-3528
                                            (800) 252-5555
                                            www.window.state.tx.us

(SRT 2003 TAX)